UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22338

Legg Mason Global Asset Management Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira,

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: September 30

Date of reporting period: September 30, 2020

ITEM 1.	REPORT TO STOCKHOLDERS

The Annual Report to Stockholders is filed herewith.

Annual Report	September 30, 2020

QS

INTERNATIONAL EQUITY FUND

Beginning in or after March 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the Fund intends to no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies of the reports from the Fund or from your Service Agent or financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your Service Agent or, if you are a direct shareholder with the Fund, by calling 1-877-721-1926.

You may elect to receive all future reports in paper free of charge. If you invest through a Service Agent, you can contact your Service Agent to request that you continue to receive paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account at that Service Agent. If you are a direct shareholder with the Fund, you can call the Fund at 1-877-721-1926, or write to the Fund by regular mail at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by express, certified or registered mail to Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account held directly with the fund complex.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks maximum long-term total return.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of QS International Equity Fund for the twelve-month reporting period ended September 30, 2020. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Special shareholder notice

On July 31, 2020, Franklin Resources, Inc. (“Franklin Resources”) acquired Legg Mason, Inc. (“Legg Mason”) in an all-cash transaction. As a result of the transaction, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and the subadviser(s) became indirect, wholly-owned subsidiaries of Franklin Resources. Under the Investment Company Act of 1940, as amended, consummation of the transaction automatically terminated the management and subadvisory agreements that were in place for the Fund prior to the transaction. The Fund’s manager and subadviser(s) continue to provide uninterrupted services with respect to the Fund pursuant to new management and subadvisory agreements that were approved by Fund shareholders.

Franklin Resources, whose principal executive offices are at One Franklin Parkway, San Mateo, California 94403, is a global investment management organization operating, together with its subsidiaries, as Franklin Templeton. As of September 30, 2020, after giving effect to the transaction described above, Franklin Templeton’s asset management operations had aggregate assets under management of approximately $1.4 trillion.

II	QS International Equity Fund

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

October 30, 2020

QS International Equity Fund	III

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Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s investment objective is maximum long-term total return. Under normal circumstances, the Fund intends to invest primarily (at least 65% of its total assets) in equity securities of issuers located outside the United States. Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowing for investment purposes, in equity securities.

We, at QS Investors, LLC (“QS Investors”), the Fund’s subadviser, use a quantitative process and seek to add value through stock selection and region, country and sector allocation. Region, country and sector allocations are based on rankings generated by our proprietary models. We periodically review these allocations and may adjust them based on current or anticipated market conditions or in an effort to manage risk consistent with the Fund’s investment objective. The Fund’s portfolio managers use a quantitative process that assesses stocks by relative attractiveness based on a variety of measures including value, cash flow, earnings growth and sentiment. The portfolio managers are part of a team approach to research to improve the quantitative models, and thus the models are expected to evolve over time as changes are incorporated.

The Fund is not limited in the amount of its total assets that may be denominated in a single currency or invested in securities of issuers located in a single country. The Fund may invest up to 35% of its total assets in securities of emerging market issuers. The Fund’s investment portfolio will normally be diversified across a broad range of regions and industry sectors, consistent with managing risk while pursuing its investment objective. We may also seek to enhance portfolio returns through active currency hedging strategies and may invest in derivative instruments to do so.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Outside the U.S., equity returns were mixed across regions and sectors and essentially flat for the twelve-month reporting period ended September 30, 2020, despite reaching historical lows in the first quarter of 2020. The MSCI EAFE Indexi (the “Index”) returned 0.90%. Japan and continental Europe were outperformers in the Index, while the U.K. posted a double-digit negative return.

Equity markets, both U.S. and international, remained strong during the fourth quarter of 2019. Despite concerns regarding the softening of global economic growth, the inversion of the U.S. yield curveii (earlier in that year), trade-related tensions between the U.S. and China, frictions in the Middle East, and uncertainty around Brexit, investors continued to favor global equities. Progress on the U.S. and China “phase one” trade deal boosted risk-on sentiment across the globe, leading risk assets like international equities to rally.

The rapid spread of COVID-19 (a.k.a. the coronavirus) across the globe in the first quarter of 2020 fueled investors’ “risk off” sentiment, amid mounting concerns regarding global economic growth and public health. Equity markets fell for three months in a row, and many regions saw their largest declines since 2008. Governments across the globe implemented policies geared to maintain liquidity and support economies, as employment and demand significantly slowed down. All regions saw double digit declines.

QS International Equity Fund 2020 Annual Report	1

Fund overview (cont’d)

Positive investor sentiment returned in the second quarter of 2020, driven by slowing infection rates across international developed countries and plans to incrementally reopen major economies. Supportive policies from central banks across the globe to offset economic decline, including the purchase of government and corporate bonds and keeping interest rates low, were coupled with massive fiscal stimulus such as unemployment benefits and direct payments to consumers. Most major regions, both developed and emerging, experienced double-digit equity gains. Positive results persisted through August, driven by better-than-expected economic data and positive earnings surprises, as well as prospects of a COVID-19 vaccine. COVID-19 numbers began surging again in September in the U.K. and the European Union, as workers returned from summer vacation and children went back to school. Markets pulled back in anticipation of further shutdowns.

After being the worst performing region in the last quarter of 2019, Japan was the best performing region in the Index for the reporting period. Japan’s first quarter 2020 equity market decline was modest; one of the first countries outside of China hit by the coronavirus, it was one of least affected among developed nations in the quarter. Limitations on social and business activities due to COVID-19 remained far less restrictive than those seen in Europe. Nevertheless, the Japanese government continued to step up its fiscal response to the crisis and drew up a second supplementary budget as expected in May 2020, and the Bank of Japaniii also announced additional monetary policy initiatives. Japan was also the best performing region in the final quarter of the reporting period. In September, it was the only large, developed country with a positive return, having a smooth leadership transition with expected continuation of fiscal and monetary stimulus policies.

Continental Europe outperformed the Index overall, despite a decline in the first quarter of 2020 when Germany was especially hard hit by the pandemic. It implemented among the strictest coronavirus mitigation measures early on, but as an exports-based economy, it was impacted by a perceived slowing of global demand. In the second quarter of 2020, as countries began to lift lockdown restrictions and the European Central Bankiv announced a doubling of its monetary stimulus program, Continental Europe outperformed the Index overall. In addition, a European Union recovery plan for citizens and businesses suffering from the economic downturn was announced; the European Commission agreed to raise 750 billion euros for pandemic recovery by selling bonds backed by all 27 members of the European Union. While the final quarter of the reporting period saw a surge in COVID-19 cases, Continental European stocks continued to outperform with double digit returns in Industrials, Materials and Consumer Discretionary names.

After being the best performing international region in the final quarter of 2019 on an improving Brexit outlook, the U.K. was the hardest hit at the start of 2020, being slow to embrace social distancing in the face of COVID-19. Relatively weak performance persisted for the remainder of the period, and the region was the laggard in the Index for the full reporting period. The final quarter of the reporting period was especially challenging, with the resurgence of COVID cases. Banks in the Financial sector were especially hard hit throughout, being particularly leveraged to the economy.

2	QS International Equity Fund 2020 Annual Report

The smaller regions underperformed the Index and posted a negative return for the full reporting period. The resource-based Australia, New Zealand & Canada region declined almost 6.5% as a result of a dramatic double-digit loss in Financials, and Asia Developed ex-Japan declined 5.6%; less impacted by the downturn, it experienced a similarly weak recovery.

Q. How did we respond to these changing market conditions?

A. We believe that fundamentals, the very basis of our investment process, will continue to be the primary driver of long-term returns. As a result, we continue to adhere to our investment philosophy while continuing to enhance our process to address sustainable market shifts. We also believe that integrated risk management is an important element of portfolio construction and our investment process will continue to reflect these long-held views. We strongly believe, particularly during times of extreme market volatility, in the value of a broadly diversified, rules-based, risk-controlled process.

Much of our research continues to be focused on developing tools to enhance performance regardless of market environment. This includes both individual factor research as well as factor allocation strategies.

Performance review

For the twelve months ended September 30, 2020, Class C shares of QS International Equity Fund, excluding sales charges, returned -3.14%. The Fund’s unmanaged benchmark, the MSCI EAFE Index, returned 0.49% for the same period. The Lipper International Multi-Cap Core Funds Category Averagev returned 1.19% over the same time frame.

Performance Snapshot as of September 30, 2020 (unaudited)
(excluding sales charges)	6 months	12 months
QS International Equity Fund:
Class A	19.39%	-2.44%
Class A2	19.24%	-2.68%
Class C	18.99%	-3.14%
Class FI	19.31%	-2.49%
Class R	19.24%	-2.77%
Class I	19.58%	-2.21%
Class IS	19.61%	-2.06%
MSCI EAFE Index	20.39%	0.49%
Lipper International Multi-Cap Core Funds Category Average	22.32%	1.19%

QS International Equity Fund 2020 Annual Report	3

Fund overview (cont’d)

The performance shown represents past performance. Past performance is no guarantee of future results and current performance maybe higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated February 1, 2020, the gross total annual fund operating expense ratios for Class A, Class A2, Class C, Class FI, Class R, Class I and Class IS shares were 1.34%, 1.55%, 2.03%, 1.32%, 1.64%, 1.05% and 0.92%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 1.30% for Class A shares, 1.50% for Class A2 shares, 2.05% for Class C shares, 1.30% for Class FI shares, 1.55% for Class R shares, 0.95% for Class I shares and 0.85% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. Total annual fund operating expenses after waiving fees and/or reimbursing expenses are higher than the expense cap for each class as a result of acquired fund fees and expenses. These expense limitation arrangements cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. Stock selection in the U.K. was the leading contributor to performance for the period, most notably in the Materials and Communication Services sectors. Stock selection was also a strong contributor in the Continental European Consumer Staples and Real Estate sectors.

4	QS International Equity Fund 2020 Annual Report

Region and sector allocation decisions also contributed to performance, notably an underweight to Australia, New Zealand and Canada, which had a negative return for the period. An allocation to emerging markets, which outperformed developed markets and are not included in the Index, also contributed.

At the security level, the primary contributor was United Microelectronics Corp., which is not an Index component and returned almost 140% for the reporting period. The Taiwan-based manufacturer of semiconductors benefited from high utilization due to strong chip demand from smartphone and computer makers during the pandemic.

Another strong contributor was Logitech International S.A., a Swiss manufacturer of computer peripherals and software. After sales increased by 7% in fiscal year 2020 on a currency-neutral basis, the pandemic continued to accelerate trends that were already driving growth in recent years.

An overweight to ASML Holding N.V., a Dutch company and currently the largest supplier of photolithography systems for the semiconductor industry, was also a contributor, returning over 50% in the Index on rising relative strength and analyst upgrades.

Q. What were the leading detractors from performance?

A. Stock selection overall was the leading detractor from relative return. Japanese stock selection results were particularly challenged, especially in the Health Care and Communication Services sectors. Continental European stock selection results also detracted, especially in the Energy sector.

At the stock level, the primary detractor was Repsol, S.A., an integrated energy company headquartered in Spain. The stock suffered from volatile commodity pricing and reduced global demand as a result of the pandemic.

Gildan Activewear Inc, a Canadian manufacturer of branded clothing that is not in the Index, also detracted, with a negative return of over 60% for the period, with apparel demand taking a hit during lockdowns leading to poor order trends.

Underweighting the biotech firm CSL Limited, which had a strong return in the Index, also detracted.

Q. Were there any significant changes to the Fund during the reporting period?

A. During the final quarter of the reporting period, we enhanced our stock selection model to better diversify measures used to determine the relative attractiveness of stocks. Additional measures either make use of data sources beyond traditional financial statement data (e.g., short interest) or evaluate data using non-traditional methods (e.g., natural language processing).

QS International Equity Fund 2020 Annual Report	5

Fund overview (cont’d)

Thank you for your investment in QS International Equity Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

QS Investors, LLC

October 30, 2020

RISKS: Equity securities are subject to market and price fluctuations. International investments are subject to special risks including currency fluctuations, as well as social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Emerging market countries tend to have economic, political, and legal systems that are less developed and are less stable than those of more developed countries. The Fund may engage in derivative transactions, which involve special risks and costs and may increase losses and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of September 30, 2020 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of September 30, 2020 were: Nestle SA (3.3%), Roche Holding AG (2.4%), ASML Holding NV (1.8%), Novartis AG (1.8%), Novo Nordisk A/S (1.7%), Unilever NV (1.6%), Sanofi (1.3%), AstraZeneca PLC (1.2%), Allianz SE (1.1%), and Rio Tinto PLC (1.1%). Please refer to pages 13 through 22 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of September 30, 2020 were: Industrials (14.9%), Health Care (14.6%), Financials (14.5%), Consumer Staples (11.8%) and Consumer Discretionary (11.6%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

6	QS International Equity Fund 2020 Annual Report

[i]	The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada.

ii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

iii

The Bank of Japan is the central bank of Japan. The bank is responsible for issuing and handling currency and treasury securities, implementing monetary policy, maintaining the stability of the Japanese financial system and the yen currency.

iv	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

[v]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended September 30, 2020, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 381 funds for the six-month period and among the 374 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

QS International Equity Fund 2020 Annual Report	7

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of September 30, 2020 and September 30, 2019. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

8	QS International Equity Fund 2020 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on April 1, 2020 and held for the six months ended September 30, 2020.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	19.39%	$1,000.00	$1,193.90	1.25%	$6.86	Class A	5.00%	$1,000.00	$1,018.75	1.25%	$6.31
Class A2	19.24	1,000.00	1,192.40	1.46	8.00	Class A2	5.00	1,000.00	1,017.70	1.46	7.36
Class C	18.99	1,000.00	1,189.90	1.91	10.46	Class C	5.00	1,000.00	1,015.45	1.91	9.62
Class FI	19.31	1,000.00	1,193.10	1.28	7.02	Class FI	5.00	1,000.00	1,018.60	1.28	6.46
Class R	19.24	1,000.00	1,192.40	1.55	8.50	Class R	5.00	1,000.00	1,017.25	1.55	7.82
Class I	19.58	1,000.00	1,195.80	0.95	5.22	Class I	5.00	1,000.00	1,020.25	0.95	4.80
Class IS	19.61	1,000.00	1,196.10	0.85	4.67	Class IS	5.00	1,000.00	1,020.75	0.85	4.29

QS International Equity Fund 2020 Annual Report	9

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended September 30, 2020.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 366.

10	QS International Equity Fund 2020 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class A2	Class C	Class FI	Class R	Class I	Class IS
Twelve Months Ended 9/30/20	-2.44%	-2.68%	-3.14%	-2.49%	-2.77%	-2.21%	-2.06%
Five Years Ended 9/30/20	3.02	N/A	2.26	2.98	2.73	3.35	3.46
Ten Years Ended 9/30/20	3.74	N/A	2.97	3.72	3.45	4.08	4.18
Inception* through 9/30/20	—	3.03	—	—	—	—	—

With sales charges[2]	Class A	Class A2	Class C	Class FI	Class R	Class I	Class IS
Twelve Months Ended 9/30/20	-8.07%	-8.27%	-4.11%	-2.49%	-2.77%	-2.21%	-2.06%
Five Years Ended 9/30/20	1.80	N/A	2.26	2.98	2.73	3.35	3.46
Ten Years Ended 9/30/20	3.13	N/A	2.97	3.72	3.45	4.08	4.18
Inception* through 9/30/20	—	1.63	—	—	—	—	—

Cumulative total returns
Without sales charges[1]
Class A (9/30/10 through 9/30/20)	44.39%
Class A2 (Inception date of 5/31/16 through 9/30/20)	13.81
Class C (9/30/10 through 9/30/20)	34.03
Class FI (9/30/10 through 9/30/20)	44.13
Class R (9/30/10 through 9/30/20)	40.37
Class I (9/30/10 through 9/30/20)	49.17
Class IS (9/30/10 through 9/30/20)	50.61

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A and Class A2 shares reflect the deduction of the maximum initial sales charge of 5.75%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, A2, C, FI, R, I and IS shares are February 3, 2009, May 31, 2016, February 17, 1995, May 16, 2003, December 28, 2006, May 5, 1998 and August 4, 2008, respectively.

QS International Equity Fund 2020 Annual Report	11

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class C Shares of QS International Equity Fund vs. MSCI EAFE Index† — September 2010 - September 2020

All figures represent past performance and are not a guarantee of future results.

Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in Class C shares of QS International Equity Fund on September 30, 2010, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through September 30, 2020. The hypothetical illustration also assumes a $10,000 investment in the MSCI EAFE Index. The MSCI EAFE Index (the “Index”) is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class C shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

12	QS International Equity Fund 2020 Annual Report

Schedule of investments

September 30, 2020

QS International Equity Fund

Security	Shares	Value
Common Stocks — 98.5%
Communication Services — 6.4%
Diversified Telecommunication Services — 1.9%
China Unicom Hong Kong Ltd.	910,000	$596,640	(a)
Deutsche Telekom AG, Registered Shares	96,108	1,610,023	(a)
Hellenic Telecommunications Organization SA	45,000	649,632	(a)
Nippon Telegraph & Telephone Corp.	50,000	1,022,953	(a)
Telefonica SA	87,904	301,497	(a)
Total Diversified Telecommunication Services		4,180,745
Entertainment — 1.5%
NetEase Inc., ADR	2,000	909,340
Nexon Co. Ltd.	33,300	827,000	(a)
Nintendo Co. Ltd.	3,000	1,705,441	(a)
Total Entertainment		3,441,781
Interactive Media & Services — 0.9%
Auto Trader Group PLC	128,926	932,585	(a)
Rightmove PLC	130,920	1,053,794	(a)
Total Interactive Media & Services		1,986,379
Media — 0.1%
Eutelsat Communications SA	21,090	204,914	(a)
Wireless Telecommunication Services — 2.0%
KDDI Corp.	63,201	1,598,729	(a)
NTT DOCOMO Inc.	27,959	1,036,846	(a)
SoftBank Corp.	77,800	871,739	(a)
SoftBank Group Corp.	5,136	317,134	(a)
Vodafone Group PLC	500,000	663,341	(a)
Total Wireless Telecommunication Services		4,487,789
Total Communication Services		14,301,608
Consumer Discretionary — 11.6%
Auto Components — 1.1%
Cie Generale des Etablissements Michelin SCA	9,906	1,059,990	(a)
Magna International Inc.	17,315	792,312
NGK Spark Plug Co. Ltd.	31,900	556,515	(a)
Total Auto Components		2,408,817
Automobiles — 0.6%
Toyota Motor Corp.	19,989	1,322,063	(a)
Distributors — 0.2%
Inchcape PLC	91,954	520,559	*(a)
Hotels, Restaurants & Leisure — 1.1%
Aristocrat Leisure Ltd.	43,366	935,214	(a)

See Notes to Financial Statements.

QS International Equity Fund 2020 Annual Report	13

Schedule of investments (cont’d)

September 30, 2020

QS International Equity Fund

Security	Shares	Value
Hotels, Restaurants & Leisure — continued
Evolution Gaming Group AB	10,000	$661,001	(a)
Yum China Holdings Inc.	15,000	794,250
Total Hotels, Restaurants & Leisure		2,390,465
Household Durables — 1.9%
Berkeley Group Holdings PLC	15,237	828,955	(a)
Rinnai Corp.	7,000	683,888	(a)
Sekisui Chemical Co. Ltd.	50,000	799,281	(a)
Sekisui House Ltd.	47,845	846,175	(a)
Sony Corp.	12,842	982,219	(a)
Total Household Durables		4,140,518
Internet & Direct Marketing Retail — 1.0%
HelloFresh SE	18,962	1,062,123	*(a)
Vipshop Holdings Ltd., ADR	79,582	1,244,662	*
Total Internet & Direct Marketing Retail		2,306,785
Leisure Products — 0.6%
Bandai Namco Holdings Inc.	10,400	759,712	(a)
Sankyo Co. Ltd.	20,000	524,207	(a)
Total Leisure Products		1,283,919
Multiline Retail — 1.9%
B&M European Value Retail SA	125,000	795,356	(a)
Canadian Tire Corp. Ltd., Class A Shares	7,100	715,145
Dollarama Inc.	20,300	778,125
Marui Group Co. Ltd.	35,200	675,241	(a)
Next PLC	15,597	1,195,323	(a)
Total Multiline Retail		4,159,190
Specialty Retail — 1.1%
Industria de Diseno Textil SA	40,000	1,112,109	(a)
JD Sports Fashion PLC	64,484	674,852	(a)
USS Co. Ltd.	42,000	751,286	(a)
Total Specialty Retail		2,538,247
Textiles, Apparel & Luxury Goods — 2.1%
Hermes International	1,293	1,114,545	(a)
LVMH Moet Hennessy Louis Vuitton SE	2,518	1,177,154	(a)
Pandora A/S	16,409	1,180,774	(a)
Puma SE	6,163	555,297	*(a)
Swatch Group AG, Registered Shares	16,000	718,351	(a)
Total Textiles, Apparel & Luxury Goods		4,746,121
Total Consumer Discretionary		25,816,684

See Notes to Financial Statements.

14	QS International Equity Fund 2020 Annual Report

QS International Equity Fund

Security	Shares	Value
Consumer Staples — 11.8%
Beverages — 0.3%
Suntory Beverage & Food Ltd.	18,000	$676,541	(a)
Food & Staples Retailing — 2.8%
Alimentation Couche-Tard Inc., Class B Shares	20,000	696,481
Empire Co. Ltd., Class A Shares	39,100	1,134,929
George Weston Ltd.	9,000	661,778
Koninklijke Ahold Delhaize NV	61,847	1,830,401	(a)
Seven & i Holdings Co. Ltd.	32,800	1,013,947	(a)
Sundrug Co. Ltd.	23,900	899,829	(a)
Total Food & Staples Retailing		6,237,365
Food Products — 4.3%
a2 Milk Co. Ltd.	78,478	799,294	*(a)
Nestle SA, Registered Shares	62,118	7,369,623	(a)
WH Group Ltd.	730,000	594,166	(a)
Yakult Honsha Co. Ltd.	14,300	793,410	(a)
Total Food Products		9,556,493
Household Products — 0.5%
Essity AB, Class B Shares	32,818	1,108,947	*(a)
Personal Products — 2.3%
L’Oreal SA	5,300	1,724,631	(a)
Unilever NV, CVA	57,431	3,467,124	(a)
Total Personal Products		5,191,755
Tobacco — 1.6%
British American Tobacco PLC	58,603	2,106,366	(a)
Swedish Match AB	18,873	1,539,810	(a)
Total Tobacco		3,646,176
Total Consumer Staples		26,417,277
Energy — 1.9%
Energy Equipment & Services — 0.1%
Tenaris SA	48,572	242,117	(a)
Oil, Gas & Consumable Fuels — 1.8%
BP PLC	116,397	337,948	(a)
Lundin Energy AB	21,315	422,182	(a)
Repsol SA	97,826	653,401	(a)
Royal Dutch Shell PLC, Class A Shares	100,000	1,260,357	(a)
Royal Dutch Shell PLC, Class B Shares	39,759	480,965	(a)
TOTAL SE	22,819	783,446	(a)
Total Oil, Gas & Consumable Fuels		3,938,299
Total Energy		4,180,416

See Notes to Financial Statements.

QS International Equity Fund 2020 Annual Report	15

Schedule of investments (cont’d)

September 30, 2020

QS International Equity Fund

Security	Shares	Value
Financials — 14.5%
Banks — 4.9%
ABN AMRO Bank NV, CVA	70,000	$585,346	(a)
Banco Bilbao Vizcaya Argentaria SA	303,469	838,719	(a)
Bank of Nova Scotia	13,000	540,092
BNP Paribas SA	38,531	1,395,825	*(a)
BOC Hong Kong Holdings Ltd.	205,000	543,814	(a)
Danske Bank A/S	36,781	498,218	*(a)
Grupo Financiero Banorte SAB de CV, Class O Shares	121,100	418,372	*
Hang Seng Bank Ltd.	50,000	742,198	(a)
ING Groep NV	150,644	1,066,689	*(a)
Lloyds Banking Group PLC	2,252,944	764,548	*(a)
Mizuho Financial Group Inc.	84,040	1,049,790	(a)
Resona Holdings Inc.	163,000	555,513	(a)
Skandinaviska Enskilda Banken AB, Class A Shares	101,453	898,051	*(a)
Swedbank AB, Class A Shares	60,000	938,379	*(a)
Total Banks		10,835,554
Capital Markets — 1.6%
Deutsche Boerse AG	8,000	1,404,953	(a)
Nomura Holdings Inc.	173,500	791,462	(a)
Quilter PLC	380,916	629,300	(a)
UBS Group AG, Registered Shares	70,000	781,457	(a)
Total Capital Markets		3,607,172
Diversified Financial Services — 0.0%††
M&G PLC	50,000	102,334	(a)
Insurance — 8.0%
Aegon NV	161,020	418,182	(a)
Ageas SA/NV	21,614	882,068	(a)
AIA Group Ltd.	144,000	1,418,570	(a)
Allianz SE, Registered Shares	13,297	2,550,612	(a)
ASR Nederland NV	18,579	624,874	(a)
Aviva PLC	175,942	646,971	(a)
AXA SA	79,512	1,467,818	(a)
Baloise Holding AG, Registered Shares	4,337	637,975	(a)
Direct Line Insurance Group PLC	222,284	773,754	(a)
Great-West Lifeco Inc.	38,900	760,150
Japan Post Holdings Co. Ltd.	109,900	749,621	(a)
Japan Post Insurance Co. Ltd.	42,000	660,836	(a)
Legal & General Group PLC	331,399	803,151	(a)
Manulife Financial Corp.	53,300	741,329

See Notes to Financial Statements.

16	QS International Equity Fund 2020 Annual Report

QS International Equity Fund

Security	Shares	Value
Insurance — continued
Muenchener Rueckversicherungs-Gesellschaft AG in
Muenchen, Registered Shares	7,187	$1,824,775	(a)
Prudential PLC	90,000	1,284,908	(a)
Sompo Holdings Inc.	23,400	810,533	(a)
T&D Holdings Inc.	80,000	791,177	(a)
Total Insurance		17,847,304
Total Financials		32,392,364
Health Care — 14.1%
Biotechnology — 0.4%
CSL Ltd.	2,052	422,798	(a)
MorphoSys AG	4,500	571,583	*(a)
Total Biotechnology		994,381
Health Care Equipment & Supplies — 0.6%
Koninklijke Philips NV	29,895	1,408,361	*(a)
Life Sciences Tools & Services — 1.1%
ICON PLC	7,915	1,512,477	*
Sartorius Stedim Biotech	2,500	861,035	(a)
Total Life Sciences Tools & Services		2,373,512
Pharmaceuticals — 12.0%
AstraZeneca PLC	25,000	2,721,024	(a)
Chugai Pharmaceutical Co. Ltd.	35,100	1,575,081	(a)
GlaxoSmithKline PLC	55,131	1,032,708	(a)
Hikma Pharmaceuticals PLC	29,314	981,833	(a)
Hisamitsu Pharmaceutical Co. Inc.	9,300	474,795	(a)
Novartis AG, Registered Shares	45,000	3,910,557	(a)
Novo Nordisk A/S, Class B Shares	54,000	3,750,936	(a)
Ono Pharmaceutical Co. Ltd.	30,800	966,939	(a)
Orion oyj, Class B Shares	16,772	759,033	(a)
Roche Holding AG	15,681	5,364,897	(a)
Sanofi	28,129	2,820,468	(a)
Santen Pharmaceutical Co. Ltd.	57,500	1,179,033	(a)
Shionogi & Co. Ltd.	22,751	1,217,202	(a)
Total Pharmaceuticals		26,754,506
Total Health Care		31,530,760
Industrials — 14.9%
Aerospace & Defense — 0.5%
Safran SA	10,548	1,037,963	*(a)
Air Freight & Logistics — 0.4%
Yamato Holdings Co. Ltd.	30,000	789,685	(a)

See Notes to Financial Statements.

QS International Equity Fund 2020 Annual Report	17

Schedule of investments (cont’d)

September 30, 2020

QS International Equity Fund

Security	Shares	Value
Commercial Services & Supplies — 0.4%
Ritchie Bros Auctioneers Inc.	14,000	$830,296
Construction & Engineering — 1.6%
China Railway Group Ltd., Class H Shares	1,377,000	648,930	(a)
COMSYS Holdings Corp.	25,600	712,634	(a)
Obayashi Corp.	171,172	1,551,342	(a)
Taisei Corp.	23,000	775,000	(a)
Total Construction & Engineering		3,687,906
Electrical Equipment — 0.4%
Siemens Energy AG	4,426	119,353	*
Signify NV	22,176	820,668	*(a)
Total Electrical Equipment		940,021
Industrial Conglomerates — 0.9%
CK Hutchison Holdings Ltd.	150,000	909,433	(a)
Siemens AG, Registered Shares	8,852	1,119,297	(a)
Total Industrial Conglomerates		2,028,730
Machinery — 2.6%
Aalberts NV	21,081	761,299	(a)
Amada Co. Ltd.	70,300	658,885	(a)
Atlas Copco AB, Class A Shares	35,161	1,673,424	(a)
GEA Group AG	23,000	810,749	(a)
IMI PLC	45,000	606,329	(a)
Trelleborg AB, Class B Shares	49,125	868,203	*(a)
Valmet oyj	22,000	544,685	(a)
Total Machinery		5,923,574
Marine — 1.0%
A.P. Moller — Maersk A/S, Class B Shares	874	1,385,649	(a)
Kuehne + Nagel International AG, Registered Shares	4,000	775,619	(a)
Total Marine		2,161,268
Professional Services — 1.8%
Adecco Group AG, Registered Shares	13,639	720,753	(a)
Bureau Veritas SA	30,474	684,477	*(a)
Randstad NV	17,581	917,376	*(a)
Wolters Kluwer NV	21,205	1,810,398	(a)
Total Professional Services		4,133,004
Road & Rail — 0.7%
Aurizon Holdings Ltd.	272,765	832,334	(a)
Nippon Express Co. Ltd.	14,000	814,981	(a)
Total Road & Rail		1,647,315
Trading Companies & Distributors — 4.2%
AerCap Holdings NV	13,127	330,669	*

See Notes to Financial Statements.

18	QS International Equity Fund 2020 Annual Report

QS International Equity Fund

Security	Shares	Value
Trading Companies & Distributors — continued
Ashtead Group PLC	23,000	$824,069	(a)
Brenntag AG	15,000	954,456	(a)
Bunzl PLC	27,176	876,792	(a)
ITOCHU Corp.	79,039	2,021,089	(a)
Marubeni Corp.	162,098	919,676	(a)
Mitsubishi Corp.	82,245	1,967,579	(a)
Mitsui & Co. Ltd.	81,099	1,393,059	(a)
Total Trading Companies & Distributors		9,287,389
Transportation Infrastructure — 0.4%
Kamigumi Co. Ltd.	43,100	848,564	(a)
Total Industrials		33,315,715
Information Technology — 9.8%
Communications Equipment — 0.8%
Telefonaktiebolaget LM Ericsson, Class B Shares	161,563	1,766,471	(a)
Electronic Equipment, Instruments & Components — 0.1%
Nippon Electric Glass Co. Ltd.	19,146	357,462	(a)
IT Services — 1.4%
Atos SE	8,950	720,957	*(a)
Capgemini SE	5,300	678,801	(a)
Fujitsu Ltd.	7,600	1,040,671	(a)
TIS Inc.	35,100	746,010	(a)
Total IT Services		3,186,439
Semiconductors & Semiconductor Equipment — 3.3%
ASML Holding NV	11,166	4,117,291	(a)
Dialog Semiconductor PLC	15,523	675,110	*(a)
Tokyo Electron Ltd.	3,000	785,188	(a)
United Microelectronics Corp.	1,763,000	1,728,059	(a)
Total Semiconductors & Semiconductor Equipment		7,305,648
Software — 2.7%
Atlassian Corp. PLC, Class A Shares	5,600	1,018,024	*
Check Point Software Technologies Ltd.	12,325	1,483,191	*
Open Text Corp.	12,900	545,238
SAP SE	9,417	1,466,447	(a)
SimCorp A/S	11,038	1,450,944	(a)
Total Software		5,963,844
Technology Hardware, Storage & Peripherals — 1.5%
Brother Industries Ltd.	46,100	732,200	(a)

See Notes to Financial Statements.

QS International Equity Fund 2020 Annual Report	19

Schedule of investments (cont’d)

September 30,2020

QS International Equity Fund

Security	Shares	Value
Technology Hardware, Storage & Peripherals — continued
Lite-On Technology Corp.	497,000	$791,363	(a)
Logitech International SA, Registered Shares	23,658	1,830,739	(a)
Total Technology Hardware, Storage & Peripherals		3,354,302
Total Information Technology		21,934,166
Materials — 7.7%
Chemicals — 2.7%
Akzo Nobel NV	11,000	1,114,024	(a)
China BlueChemical Ltd., Class H Shares	2,824,000	409,316	(a)
Daicel Corp.	76,546	551,660	(a)
LANXESS AG	12,000	688,702	(a)
Mitsubishi Gas Chemical Co. Inc.	50,000	927,626	(a)
Nitto Denko Corp.	12,100	788,853	(a)
Toray Industries Inc.	162,000	740,805	(a)
Yara International ASA	20,000	770,079	(a)
Total Chemicals		5,991,065
Construction Materials — 1.5%
Anhui Conch Cement Co. Ltd., Class H Shares	111,500	770,911	(a)
HeidelbergCement AG	12,000	736,098	(a)
LafargeHolcim Ltd., Registered Shares	24,452	1,114,607	(a)
Taiheiyo Cement Corp.	31,300	798,828	(a)
Total Construction Materials		3,420,444
Metals & Mining — 3.5%
B2Gold Corp.	117,400	764,416
BHP Group PLC	44,247	943,294	(a)
BlueScope Steel Ltd.	67,320	614,554	(a)
Evraz PLC	140,000	624,241	(a)
Glencore PLC	351,614	728,443	*(a)
Jindal Steel & Power Ltd.	356,061	907,666	*(a)
Kinross Gold Corp.	81,300	717,416	*
Rio Tinto PLC	42,000	2,534,201	(a)
Total Metals & Mining		7,834,231
Total Materials		17,245,740
Real Estate — 2.8%
Real Estate Management & Development — 2.8%
CapitaLand Ltd.	446,500	892,136	(a)
China Overseas Land & Investment Ltd.	282,000	711,203	(a)
Daito Trust Construction Co. Ltd.	7,600	673,826	(a)
PSP Swiss Property AG, Registered Shares	8,927	1,079,780	(a)
Sino Land Co. Ltd.	470,000	546,983	(a)

See Notes to Financial Statements.

20	QS International Equity Fund 2020 Annual Report

QS International Equity Fund

Security		Shares	Value
Real Estate Management & Development — continued
Swire Pacific Ltd., Class A Shares		93,500	$453,381	(a)
Vonovia SE		27,951	1,920,751	(a)
Total Real Estate			6,278,060
Utilities — 3.0%
Electric Utilities — 1.6%
Chubu Electric Power Co. Inc.		67,472	820,680	(a)
Endesa SA		57,235	1,530,737	(a)
Enel SpA		75,000	651,236	(a)
Tohoku Electric Power Co. Inc.		58,500	586,195	(a)
Total Electric Utilities			3,588,848
Gas Utilities — 0.4%
Snam SpA		150,000	771,270	(a)
Independent Power and Renewable Electricity Producers — 0.4%
Uniper SE		27,000	872,363	(a)
Multi-Utilities — 0.6%
Canadian Utilities Ltd., Class A Shares		22,000	524,742
Engie SA		60,000	801,929	*(a)
Total Multi-Utilities			1,326,671
Total Utilities			6,559,152
Total Common Stocks (Cost — $216,967,017)			219,971,942

	Rate
Preferred Stocks — 0.5%
Health Care — 0.5%
Health Care Equipment & Supplies — 0.5%
Sartorius AG (Cost — $886,721)	0.360%	2,790	1,146,114	(a)
Total Investments before Short-Term Investments (Cost — $217,853,738)			221,118,056
Short-Term Investments — 0.5%
Invesco Treasury Portfolio, Institutional Class (Cost — $1,021,103)	0.010%	1,021,103	1,021,103
Total Investments — 99.5% (Cost — $218,874,841)			222,139,159
Other Assets in Excess of Liabilities — 0.5%			1,180,381
Total Net Assets — 100.0%			$223,319,540

††	Represents less than 0.1%.

*	Non-income producing security.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (Note 1).

Abbreviation(s) used in this schedule:

ADR	— American Depositary Receipts

CVA	— Certificaaten van aandelen (Share Certificates)

See Notes to Financial Statements.

QS International Equity Fund 2020 Annual Report	21

Schedule of investments (cont’d)

September 30, 2020

QS International Equity Fund

Summary of Investments by Country** (unaudited)
Japan	23.2%
United Kingdom	11.4
Switzerland	11.0
Germany	8.7
Netherlands	7.7
France	7.4
Canada	4.6
Sweden	4.4
Denmark	3.7
Australia	3.2
China	3.0
Spain	2.0
Hong Kong	1.7
Taiwan	1.1
Ireland	0.8
Israel	0.7
Italy	0.6
Finland	0.6
United States	0.6
Jordan	0.4
India	0.4
Singapore	0.4
Belgium	0.4
New Zealand	0.4
Norway	0.3
Greece	0.3
Russia	0.3
Mexico	0.2
Short-Term Investments	0.5
100.0%

**As a percentage of total investments. Please note that the Fund holdings are as of September 30, 2020 and are subject to change.

See Notes to Financial Statements.

22	QS International Equity Fund 2020 Annual Report

Statement of assets and liabilities

September 30, 2020

Assets:
Investments, at value (Cost — $218,874,841)	$222,139,159
Foreign currency, at value (Cost — $226,641)	227,619
Dividends and interest receivable	1,157,056
Receivable for Fund shares sold	9,817
Other assets	149,510
Prepaid expenses	40,360
Total Assets	223,723,521

Liabilities:
Trustees’ fees payable	155,624
Investment management fee payable	123,707
Audit and tax fees payable	46,076
Payable for Fund shares repurchased	14,561
Service and/or distribution fees payable	10,867
Accrued expenses	53,146
Total Liabilities	403,981
Total Net Assets	$223,319,540

Net Assets:
Par value (Note 7)	$152
Paid-in capital in excess of par value	228,592,258
Total distributable earnings (loss)	(5,272,870)
Total Net Assets	$223,319,540

See Notes to Financial Statements.

QS International Equity Fund 2020 Annual Report	23

Statement of assets and liabilities (cont’d)

September 30, 2020

Net Assets:
Class A	$25,030,182
Class A2	$1,113,456
Class C	$3,954,979
Class FI	$3,638,982
Class R	$3,198,774
Class I	$21,115,550
Class IS	$165,267,617

Shares Outstanding:
Class A	1,767,676
Class A2	79,149
Class C	275,594
Class FI	246,299
Class R	217,755
Class I	1,428,588
Class IS	11,199,034

Net Asset Value:
Class A (and redemption price)	$14.16
Class A2 (and redemption price)	$14.07
Class C*	$14.35
Class FI (and redemption price)	$14.77
Class R (and redemption price)	$14.69
Class I (and redemption price)	$14.78
Class IS (and redemption price)	$14.76

Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$15.02
Class A2 (based on maximum initial sales charge of 5.75%)	$14.93

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Financial Statements.

24	QS International Equity Fund 2020 Annual Report

Statement of operations

For the Year Ended September 30, 2020

Investment Income:
Dividends	$7,222,323
Interest	21,928
Less: Foreign taxes withheld	(709,189)
Total Investment Income	6,535,062

Expenses:
Investment management fee (Note 2)	1,777,035
Service and/or distribution fees (Notes 2 and 5)	153,370
Registration fees	105,245
Transfer agent fees (Note 5)	95,509
Fund accounting fees	78,656
Custody fees	48,258
Audit and tax fees	46,076
Trustees’ fees	40,406
Legal fees	25,834
Shareholder reports	16,953
Fees recaptured by investment manager (Note 2)	4,875
Insurance	3,462
Interest expense	1,888
Miscellaneous expenses	16,968
Total Expenses	2,414,535
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(161,974)
Net Expenses	2,252,561
Net Investment Income	4,282,501

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Gain (Loss) From:
Investment transactions	(11,337,351)
Foreign currency transactions	75,274
Net Realized Loss	(11,262,077)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(2,420,543)
Foreign currencies	55,798
Change in Net Unrealized Appreciation (Depreciation)	(2,364,745)
Net Loss on Investments and Foreign Currency Transactions	(13,626,822)
Decrease in Net Assets From Operations	$(9,344,321)

See Notes to Financial Statements.

QS International Equity Fund 2020 Annual Report	25

Statements of changes in net assets

For the Years Ended September 30,	2020	2019

Operations:
Net investment income	$4,282,501	$5,788,557
Net realized gain (loss)	(11,262,077)	4,590,225
Change in net unrealized appreciation (depreciation)	(2,364,745)	(24,317,462)
Decrease in Net Assets From Operations	(9,344,321)	(13,938,680)

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings	(6,254,857)	(7,500,011)
Decrease in Net Assets From Distributions to Shareholders	(6,254,857)	(7,500,011)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	72,499,948	70,182,792
Reinvestment of distributions	5,913,323	7,187,175
Cost of shares repurchased	(56,597,049)	(137,066,451)
Increase (Decrease) in Net Assets From Fund Share Transactions	21,816,222	(59,696,484)
Increase (Decrease) in Net Assets	6,217,044	(81,135,175)

Net Assets:
Beginning of year	217,102,496	298,237,671
End of year	$223,319,540	$217,102,496

See Notes to Financial Statements.

26	QS International Equity Fund 2020 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended September 30:
Class A Shares[1]	2020	2019	2018	2017	2016

Net asset value, beginning of year	$14.86	$16.03	$16.43	$13.98	$13.69

Income (loss) from operations:
Net investment income	0.21	0.36	0.31	0.26	0.24
Net realized and unrealized gain (loss)	(0.55)	(1.18)	(0.29)	2.50	0.33
Total income (loss) from operations	(0.34)	(0.82)	0.02	2.76	0.57

Less distributions from:
Net investment income	(0.28)	(0.35)	(0.42)	(0.31)	(0.28)
Net realized gains	(0.08)	—	—	—	—
Total distributions	(0.36)	(0.35)	(0.42)	(0.31)	(0.28)

Net asset value, end of year	$14.16	$14.86	$16.03	$16.43	$13.98
Total return[2]	(2.44)%	(5.00)%	0.10%	20.16%	4.09%

Net assets, end of year (000s)	$25,030	$28,031	$11,678	$12,308	$7,442

Ratios to average net assets:
Gross expenses	1.30%	1.36%[3]	1.34%[3]	1.24%	1.28%[3]
Net expenses[4]	1.24 [5]	1.27 [3,5]	1.29 [3,5]	1.20 [5]	1.28 [3]
Net investment income	1.45	2.46	1.90	1.76	1.76

Portfolio turnover rate	49%	50%	27%	49%[6]	71%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.30%. This expense limitation arrangement cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

QS International Equity Fund 2020 Annual Report	27

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class A2 Shares[1]	2020	2019	2018	2017	2016[2]

Net asset value, beginning of year	$14.76	$15.94	$16.35	$13.98	$13.60

Income (loss) from operations:
Net investment income	0.17	0.30	0.33	0.28	0.09
Net realized and unrealized gain (loss)	(0.54)	(1.14)	(0.34)	2.45	0.29
Total income (loss) from operations	(0.37)	(0.84)	(0.01)	2.73	0.38

Less distributions from:
Net investment income	(0.24)	(0.34)	(0.40)	(0.36)	—
Net realized gains	(0.08)	—	—	—	—
Total distributions	(0.32)	(0.34)	(0.40)	(0.36)	—

Net asset value, end of year	$14.07	$14.76	$15.94	$16.35	$13.98
Total return[3]	(2.68)%	(5.15)%	(0.10)%	20.06%	2.79%

Net assets, end of year (000s)	$1,113	$1,189	$1,098	$428	$123

Ratios to average net assets:
Gross expenses	1.54%	1.58%[4]	1.57%[4]	1.47%	1.13%[5]
Net expenses[6]	1.47 [7]	1.48 [4,7]	1.50 [4,7]	1.43 [7]	1.13 [5]
Net investment income	1.21	2.07	2.02	1.88	2.06 [5]

Portfolio turnover rate	49%	50%	27%	49%[8]	71%[9]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period May 31, 2016 (inception date) to September 30, 2016.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A2 shares did not exceed 1.50%. This expense limitation arrangement cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	Excludes securities delivered as a result of a redemption in-kind.

[9]	For the year ended September 30, 2016.

See Notes to Financial Statements.

28	QS International Equity Fund 2020 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended September 30:
Class C Shares[1]	2020	2019	2018	2017	2016

Net asset value, beginning of year	$14.90	$16.02	$16.40	$13.94	$13.61

Income (loss) from operations:
Net investment income	0.08	0.18	0.18	0.13	0.14
Net realized and unrealized gain (loss)	(0.55)	(1.08)	(0.29)	2.51	0.32
Total income (loss) from operations	(0.47)	(0.90)	(0.11)	2.64	0.46

Less distributions from:
Net investment income	—	(0.22)	(0.27)	(0.18)	(0.13)
Net realized gains	(0.08)	—	—	—	—
Total distributions	(0.08)	(0.22)	(0.27)	(0.18)	(0.13)

Net asset value, end of year	$14.35	$14.90	$16.02	$16.40	$13.94
Total return[2]	(3.14)%	(5.60)%	(0.72)%	19.17%	3.36%

Net assets, end of year (000s)	$3,955	$7,971	$31,696	$38,169	$40,766

Ratios to average net assets:
Gross expenses	2.05%	2.11%[3]	2.10%[3]	2.12%[3]	2.11%[3]
Net expenses[4,5]	1.99	2.00 [3]	2.05 [3]	2.05 [3]	2.05 [3]
Net investment income	0.55	1.25	1.08	0.88	1.03

Portfolio turnover rate	49%	50%	27%	49%[6]	71%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 2.05%. This expense limitation arrangement cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent.

[6]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

QS International Equity Fund 2020 Annual Report	29

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30:
Class FI Shares[1]	2020	2019	2018	2017	2016

Net asset value, beginning of year	$15.48	$16.65	$17.05	$14.50	$14.16

Income (loss) from operations:
Net investment income	0.20	0.32	0.30	0.26	0.24
Net realized and unrealized gain (loss)	(0.57)	(1.17)	(0.28)	2.59	0.34
Total income (loss) from operations	(0.37)	(0.85)	0.02	2.85	0.58

Less distributions from:
Net investment income	(0.26)	(0.32)	(0.42)	(0.30)	(0.24)
Net realized gains	(0.08)	—	—	—	—
Total distributions	(0.34)	(0.32)	(0.42)	(0.30)	(0.24)

Net asset value, end of year	$14.77	$15.48	$16.65	$17.05	$14.50
Total return[2]	(2.49)%	(5.04)%	0.08%	20.12%	4.06%

Net assets, end of year (000s)	$3,639	$4,826	$6,540	$8,469	$6,542

Ratios to average net assets:
Gross expenses	1.33%	1.38%[3]	1.35%[3]	1.33%[3]	1.31%[3]
Net expenses[4,5]	1.27	1.28 [3]	1.30 [3]	1.28 [3]	1.29 [3]
Net investment income	1.36	2.12	1.74	1.69	1.72

Portfolio turnover rate	49%	50%	27%	49%[6]	71%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.30%. This expense limitation arrangement cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent.

[6]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

30	QS International Equity Fund 2020 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended September 30:
Class R Shares[1]	2020	2019	2018	2017	2016

Net asset value, beginning of year	$15.38	$16.57	$17.00	$14.47	$14.17

Income (loss) from operations:
Net investment income	0.16	0.29	0.31	0.28	0.22
Net realized and unrealized gain (loss)	(0.56)	(1.18)	(0.33)	2.53	0.32
Total income (loss) from operations	(0.40)	(0.89)	(0.02)	2.81	0.54

Less distributions from:
Net investment income	(0.21)	(0.30)	(0.41)	(0.28)	(0.24)
Net realized gains	(0.08)	—	—	—	—
Total distributions	(0.29)	(0.30)	(0.41)	(0.28)	(0.24)

Net asset value, end of year	$14.69	$15.38	$16.57	$17.00	$14.47
Total return[2]	(2.77)%	(5.23)%	(0.14)%	19.79%	3.83%

Net assets, end of year (000s)	$3,199	$4,228	$4,971	$3,228	$539

Ratios to average net assets:
Gross expenses[3]	1.65%	1.64%	1.65%	1.64%	1.68%
Net expenses[3,4,5]	1.55	1.55	1.55	1.54	1.55
Net investment income	1.10	1.93	1.80	1.76	1.58

Portfolio turnover rate	49%	50%	27%	49%[6]	71%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.55%. This expense limitation arrangement cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent.

[6]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

QS International Equity Fund 2020 Annual Report	31

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30:
Class I Shares[1]	2020	2019	2018	2017	2016

Net asset value, beginning of year	$15.49	$16.68	$17.06	$14.52	$14.18

Income (loss) from operations:
Net investment income	0.25	0.39	0.39	0.31	0.31
Net realized and unrealized gain (loss)	(0.56)	(1.19)	(0.32)	2.58	0.33
Total income (loss) from operations	(0.31)	(0.80)	0.07	2.89	0.64

Less distributions from:
Net investment income	(0.32)	(0.39)	(0.45)	(0.35)	(0.30)
Net realized gains	(0.08)	—	—	—	—
Total distributions	(0.40)	(0.39)	(0.45)	(0.35)	(0.30)

Net asset value, end of year	$14.78	$15.49	$16.68	$17.06	$14.52
Total return[2]	(2.21)%	(4.62)%	0.41%	20.44%	4.54%

Net assets, end of year (000s)	$21,116	$25,660	$26,068	$23,554	$22,455

Ratios to average net assets:
Gross expenses	1.04%[3]	1.05%[3]	1.03%	1.02%	0.97%
Net expenses[4,5]	0.95 [3]	0.95 [3]	0.95	0.95	0.95
Net investment income	1.72	2.58	2.27	2.01	2.19

Portfolio turnover rate	49%	50%	27%	49%[6]	71%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.95%. This expense limitation arrangement cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent.

[6]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

32	QS International Equity Fund 2020 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended September 30:
Class IS Shares[1]	2020	2019	2018	2017	2016

Net asset value, beginning of year	$15.46	$16.66	$17.04	$14.50	$14.16

Income (loss) from operations:
Net investment income	0.29	0.37	0.40	0.32	0.31
Net realized and unrealized gain (loss)	(0.58)	(1.16)	(0.31)	2.59	0.34
Total income (loss) from operations	(0.29)	(0.79)	0.09	2.91	0.65

Less distributions from:
Net investment income	(0.33)	(0.41)	(0.47)	(0.37)	(0.31)
Net realized gains	(0.08)	—	—	—	—
Total distributions	(0.41)	(0.41)	(0.47)	(0.37)	(0.31)

Net asset value, end of year	$14.76	$15.46	$16.66	$17.04	$14.50
Total return[2]	(2.06)%	(4.57)%	0.50%	20.59%	4.63%

Net assets, end of year (millions)	$165	$145	$216	$218	$287

Ratios to average net assets:
Gross expenses	0.91%[3]	0.92%[3]	0.90%[3]	0.89%[3]	0.87%
Net expenses[4,5]	0.85 [3]	0.85 [3]	0.85 [3]	0.85 [3]	0.85
Net investment income	1.95	2.43	2.32	2.10	2.23

Portfolio turnover rate	49%	50%	27%	49%[6]	71%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.85%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent.

[6]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

QS International Equity Fund 2020 Annual Report	33

Notes to financial statements

1. Organization and significant accounting policies

QS International Equity Fund (the “Fund”) is a separate diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of

34	QS International Equity Fund 2020 Annual Report

Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

QS International Equity Fund 2020 Annual Report	35

Notes to financial statements (cont’d)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)*	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Common Stocks:
Communication Services	$909,340	$13,392,268	—	$14,301,608
Consumer Discretionary	4,324,494	21,492,190	—	25,816,684
Consumer Staples	2,493,188	23,924,089	—	26,417,277
Financials	2,459,943	29,932,421	—	32,392,364
Health Care	1,512,477	30,018,283	—	31,530,760
Industrials	1,280,318	32,035,397	—	33,315,715
Information Technology	3,046,453	18,887,713	—	21,934,166
Materials	1,481,832	15,763,908	—	17,245,740
Utilities	524,742	6,034,410	—	6,559,152
Other Common Stocks	—	10,458,476	—	10,458,476
Preferred Stocks	—	1,146,114	—	1,146,114
Total Long-Term Investments	18,032,787	203,085,269	—	221,118,056
Short-Term Investments†	1,021,103	—	—	1,021,103
Total Investments	$19,053,890	$203,085,269	—	$222,139,159

*

As a result of the fair value pricing procedures for international equities utilized by the Fund, which account for events occurring after the close of the principal market of the security but prior to the calculation of the Fund’s net asset value, certain securities were classified as Level 2 within the fair value hierarchy.

†	See Schedule of Investments for additional detailed categorizations.

(b) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the

36	QS International Equity Fund 2020 Annual Report

difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(c) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

QS International Equity Fund 2020 Annual Report	37

Notes to financial statements (cont’d)

(g) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of September 30, 2020, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(i) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the Fund had no reclassifications.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and QS Investors, LLC (“QS Investors”) is the Fund’s subadviser. Western Asset Management Company, LLC (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. As of July 31, 2020, LMPFA, QS Investors and Western Asset are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”). Prior to July 31, 2020, LMPFA, QS Investors and Western Asset were wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). As of July 31, 2020, Legg Mason is a subsidiary of Franklin Resources.

38	QS International Equity Fund 2020 Annual Report

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.750%
Next $1 billion	0.700
Next $3 billion	0.650
Next $5 billion	0.600
Over $10 billion	0.550

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of the portion of the cash and short-term instruments allocated to Western Asset. For its services, LMPFA pays QS Investors a fee monthly, at an annual rate equal to 66 2/3% of the net management fee it receives from the Fund. For Western Asset’s services to the Fund, LMPFA pays Western Asset monthly 0.02% of the portion of the Fund’s average daily net assets that are allocated to Western Asset by LMPFA.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class A2, Class C, Class FI, Class R, Class I and Class IS shares did not exceed 1.30%, 1.50%, 2.05%, 1.30%, 1.55%, 0.95% and 0.85%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent.

During the year ended September 30, 2020, fees waived and/or expenses reimbursed amounted to $161,974.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

QS International Equity Fund 2020 Annual Report	39

Notes to financial statements (cont’d)

Pursuant to these arrangements, at September 30, 2020, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class A2	Class C	Class FI	Class R	Class I	Class IS
Expires September 30, 2021	—	—	$9,874	$2,834	$4,254	$19,902	$113,587
Expires September 30, 2022	$17,482	$1,134	20,986	4,773	4,227	24,980	122,663
Expires September 30, 2023	16,024	696	3,461	2,686	3,532	21,939	110,350
Total fee waivers/expense reimbursements subject to recapture	$33,506	$1,830	$34,321	$10,293	$12,013	$66,821	$346,600

For the year ended September 30, 2020, fee waivers and/or expense reimbursements recaptured by LMPFA, if any, were as follows:

	Class R	Class I	Class IS
LMPFA recaptured	$668	$1,123	$3,084

As of July 31, 2020, Legg Mason Investor Services, LLC (“LMIS”) is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources and serves as the Fund’s sole and exclusive distributor. Prior to July 31, 2020, LMIS was a wholly-owned broker-dealer subsidiary of Legg Mason.

There is a maximum initial sales charge of 5.75% for Class A and Class A2 shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A and Class A2 shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A and Class A2 shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended September 30, 2020, sales charges retained by and CDSCs paid to LMIS and its affiliates, if any, were as follows:

	Class A	Class A2	Class C
Sales charges	$78	$1,245	—
CDSCs	—	6	$34

Under a Deferred Compensation Plan (the “Plan”), Trustees may have elected to defer receipt of all or a specified portion of their compensation. A participating Trustee selected one or more funds managed by affiliates of Legg Mason in which his or her deferred trustee’s fees were deemed to be invested. Until distributed in accordance with the Plan, deferred amounts remain in the Fund and are included in Trustees’ fees payable on the

40	QS International Equity Fund 2020 Annual Report

Statement of Assets and Liabilities. In May 2015, the Board of Trustees approved an amendment to the Plan so that effective January 1, 2016, no compensation earned after that date may be deferred under the Plan.

As of July 31, 2020, all officers and one Trustee of the Trust are employees of Franklin Resources or its affiliates and do not receive compensation from the Trust. Prior to July 31, 2020, all officers and one Trustee of the Trust were employees of Legg Mason and did not receive compensation from the Trust.

As of September 30, 2020, Legg Mason and its affiliates owned 71% of the Fund.

3. Investments

During the year ended September 30, 2020, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$134,268,139
Sales	114,065,645

At September 30, 2020, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$219,207,797	$30,719,119	$(27,787,757)	$2,931,362

4. Derivative instruments and hedging activities

During the year ended September 30, 2020, the Fund did not invest in derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class A2, Class C, Class FI and Class R shares calculated at the annual rate of 0.25%, 0.25%, 1.00%, 0.25% and 0.50% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

QS International Equity Fund 2020 Annual Report	41

Notes to financial statements (cont’d)

For the year ended September 30, 2020, class specific expenses were as follows:

	Service and/or Distribution Fees		Transfer Agent Fees
Class A	$65,219	†	$35,894
Class A2	2,834		4,224
Class C	56,343	†	8,187
Class FI	10,932	†	7,425
Class R	18,042		7,903
Class I	—		30,326
Class IS	—		1,550
Total	$153,370		$95,509

†

Amounts shown are exclusive of expense reimbursements. For the year ended September 30, 2020, the service and/or distribution fees reimbursed amounted to $5, $14 and $3 for Class A, Class C and Class FI shares, respectively.

For the year ended September 30, 2020, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$16,366
Class A2	711
Class C	3,549
Class FI	2,742
Class R	3,577
Class I	22,247
Class IS	112,782
Total	$161,974

6. Distributions to shareholders by class

	Year Ended September 30, 2020	Year Ended September 30, 2019
Net Investment Income:
Class A	$526,015	$255,574
Class A2	19,598	25,846
Class C	—	437,336
Class FI	80,564	115,870
Class R	52,155	96,159
Class I	533,074	613,002
Class IS	3,788,605	5,956,224
Total	$5,000,011	$7,500,011

42	QS International Equity Fund 2020 Annual Report

	Year Ended September 30, 2020	Year Ended September 30, 2019
Net Realized Gains:
Class A	$144,045	—
Class A2	6,371	—
Class C	37,733	—
Class FI	24,099	—
Class R	19,755	—
Class I	131,359	—
Class IS	891,484	—
Total	$1,254,846	—

7. Shares of beneficial interest

At September 30, 2020, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended September 30, 2020		Year Ended September 30, 2019
	Shares	Amount	Shares	Amount
Class A
Shares sold	207,785	$2,922,216	1,399,784	$21,158,143
Shares issued on reinvestment	42,962	652,591	17,135	238,863
Shares repurchased	(368,990)	(5,243,240)	(259,596)	(3,813,132)
Net increase (decrease)	(118,243)	$(1,668,433)	1,157,323	$17,583,874

Class A2
Shares sold	20,440	$285,948	35,246	$524,312
Shares issued on reinvestment	1,718	25,969	1,863	25,846
Shares repurchased	(23,549)	(312,246)	(25,431)	(370,787)
Net increase (decrease)	(1,391)	$(329)	11,678	$179,371

Class C
Shares sold	17,390	$243,278	120,854	$1,770,658
Shares issued on reinvestment	2,392	37,053	30,899	433,817
Shares repurchased	(279,271)	(4,036,188)	(1,594,600)	(24,076,238)
Net decrease	(259,489)	$(3,755,857)	(1,442,847)	$(21,871,763)

Class FI
Shares sold	37,391	$516,760	44,640	$683,146
Shares issued on reinvestment	6,440	102,138	7,800	113,178
Shares repurchased	(109,344)	(1,469,005)	(133,519)	(2,046,566)
Net decrease	(65,513)	$(850,107)	(81,079)	$(1,250,242)

QS International Equity Fund 2020 Annual Report	43

Notes to financial statements (cont’d)

	Year Ended September 30, 2020		Year Ended September 30, 2019
	Shares	Amount	Shares	Amount

Class R
Shares sold	37,264	$516,401	88,895	$1,389,994
Shares issued on reinvestment	4,552	71,910	6,654	96,159
Shares repurchased	(98,999)	(1,386,441)	(120,652)	(1,845,724)
Net decrease	(57,183)	$(798,130)	(25,103)	$(359,571)

Class I
Shares sold	388,093	$5,662,103	414,499	$6,257,576
Shares issued on reinvestment	21,717	343,573	22,313	323,088
Shares repurchased	(638,215)	(9,153,782)	(342,414)	(5,207,392)
Net increase (decrease)	(228,405)	$(3,148,106)	94,398	$1,373,272

Class IS
Shares sold	3,933,126	$62,353,242	2,498,521	$38,398,963
Shares issued on reinvestment	296,584	4,680,089	412,195	5,956,224
Shares repurchased	(2,422,208)	(34,996,147)	(6,496,244)	(99,706,612)
Net increase (decrease)	1,807,502	$32,037,184	(3,585,528)	$(55,351,425)

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended September 30, was as follows:

	2020	2019
Distributions paid from:
Ordinary income	$5,000,156	$7,500,011
Net long-term capital gains	1,254,701	—
Total distributions paid	$6,254,857	$7,500,011

As of September 30, 2020, the components of distributable earnings (loss) on a tax basis were as follows:

Undistributed ordinary income — net	$4,107,877
Deferred capital losses*	(12,283,332)
Other book/tax temporary differences(a)	(53,762)
Unrealized appreciation (depreciation)(b)	2,956,347
Total distributable earnings (loss) — net	$(5,272,870)

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)	Other book/tax temporary differences are attributable to the book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

44	QS International Equity Fund 2020 Annual Report

9. Other matter

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

QS International Equity Fund 2020 Annual Report	45

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Global Asset Management Trust and Shareholders of QS International Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of QS International Equity Fund (one of the funds constituting Legg Mason Global Asset Management Trust, referred to hereafter as the “Fund”) as of September 30, 2020, the related statement of operations for the year ended September 30, 2020, the statement of changes in net assets for each of the two years in the period ended September 30, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

November 18, 2020

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

46	QS International Equity Fund 2020 Annual Report

Board approval of new management and

new subadvisory agreements (unaudited)

On February 18, 2020, Franklin Resources, Inc., a global investment management organization operating, together with its subsidiaries, as Franklin Templeton (“Franklin Templeton”), and Legg Mason, Inc. (“Legg Mason”) announced that they had entered into a definitive agreement (the “Transaction Agreement”) for Franklin Templeton to acquire Legg Mason in an all-cash transaction. As part of this transaction, the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”), and the Fund’s subadvisers, QS Investors, LLC (the “Subadviser”) and Western Asset Management Company, LLC (“Western Asset”), each a wholly owned subsidiary of Legg Mason, would become subsidiaries of Franklin Templeton (the “Transaction”). The Transaction was subject to approval by Legg Mason’s shareholders and customary closing conditions, including receipt of applicable regulatory approvals. The Transaction was consummated on July 31, 2020. Under the Investment Company Act of 1940, as amended (the “1940 Act”), consummation of the Transaction resulted in the automatic termination of the Fund’s existing management agreement, investment advisory agreement and subadvisory agreement (the “Existing Agreements”).

At a meeting held on April 6, 2020, the Fund’s Board of Trustees (the “Board”) approved a new management agreement (the “Management Agreement”) with the Manager, a new investment advisory agreement (“Advisory Agreement”) between the Manager and the Subadviser and a new subadvisory agreement between the Manager and Western Asset pursuant to which Western Asset is engaged to provide day-to-day management of that portion of the Fund’s cash and short-term investments allocated to Western Asset under such subadvisory agreement (the “Subadvisory Agreement”). (The Management Agreement, Advisory Agreement and Subadvisory Agreement are collectively referred to as the “Agreements.”) The meeting was held telephonically based on exemptive relief issued by the Securities and Exchange Commission, with the Board’s intention to ratify the approval of the Agreements at its next in-person meeting.

On March 9, 2020, during a telephonic meeting of the Board, the Board met with representatives of Legg Mason, the parent company of the Manager, the Subadviser and Western Asset, and representatives of Franklin Templeton to discuss the Transaction. The Board was advised that the Fund would not bear the costs of obtaining shareholder approval of the Agreements, including proxy solicitation costs, legal fees and the costs of printing and mailing the proxy statement, regardless of whether the Transaction was consummated. On March 31, 2020 and April 2, 2020, the trustees who are not “interested persons” of the Fund (as defined in the 1940 Act) (the “Independent Trustees”), separately met, with the assistance of their independent legal counsel, to review and evaluate the materials provided by Legg Mason, Franklin Templeton, the Manager, the Subadviser and Western Asset to assist the Board, and in particular the Independent Trustees, in considering the Agreements. On April 6, 2020, the Board received a presentation from senior Fund management and representatives from Franklin Templeton and reviewed and

QS International Equity Fund	47

Board approval of new management and

new subadvisory agreements (unaudited) (cont’d)

evaluated the materials, including supplemental materials, provided to assist the Board in considering the Agreements. Prior to the Board’s approval of the Agreements, as a part of the April 6 meeting, the Independent Trustees further discussed the Agreements in an executive session with independent legal counsel and recommended their approval.

In the event the Fund’s shareholders did not approve the Agreements prior to the completion of the Transaction, at its April 6, 2020 meeting, the Board also approved an interim management agreement with the Manager and an interim advisory agreement between the Manager and the Subadviser and an interim subadvisory agreement between the Manager and Western Asset that would take effect upon the closing of the Transaction to enable the Manager, Subadviser and Western Asset to serve as investment managers of the Fund following the termination of the Existing Agreements and pending shareholder approval of the Agreements. At a meeting held on July 14, 2020, shareholders of the Fund approved the Agreements. The Agreements became effective on July 31, 2020 following consummation of the Transaction. Effective October 1, 2020, QS Investors and Franklin Templeton Multi-Asset Solutions formed a new business unit called Franklin Templeton Investment Solutions, but QS Investors retains its separate existence and continues as party to the Agreements.

In voting to approve the Agreements, the Board, including the Independent Trustees, considered whether approval of the Agreements would be in the best interests of the Fund. No single factor or item of information reviewed by the Board was identified as the principal factor in determining whether to approve the Agreements. The Board considered that the terms of the Agreements were identical to the Existing Agreements, except for the dates of execution, effectiveness and termination, and that the Board had considered and approved the renewal of the Existing Agreements in November 2019. The Board also considered that the Existing Agreements were the product of multiple years of review and negotiation and information received and considered by the Board in the exercise of its business judgment during those years. The Board further considered that although no assets were currently being allocated to Western Asset, the Manager recommended that the Subadvisory Agreement with Western Asset be approved to permit allocation of assets to Western Asset at such time as the Manager determined to be appropriate. Based upon its evaluation of all material factors, including those described below, the Board concluded that the terms of each of the Agreements were reasonable and fair and that it was in the best interests of the Fund to approve the Agreements.

In evaluating the Agreements, the Board considered the information previously provided for the November 2019 renewal of the Existing Agreements, updated with more recent statistics, information and representations. Among such information was the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser under the Management Agreement and the Advisory Agreement, respectively, and available to be

48	QS International Equity Fund

provided by Western Asset under the Subadvisory Agreement and information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager and its affiliates and the Manager’s supervisory activities over the Subadviser and Western Asset. The Board noted that Franklin Templeton and Legg Mason had informed the Board that, following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and its shareholders by the Manager, the Subadviser and Western Asset, including compliance and other non-advisory services. The Board’s evaluation of the services provided by the Manager and the Subadviser took into account Franklin Templeton’s plans and intentions regarding the Fund and Legg Mason’s asset management business, including the preservation and continued operational and investment autonomy of the investment advisory businesses conducted by the Subadviser and Western Asset. The Board noted that Franklin Templeton did not expect to propose any changes to the investment objective of the Fund or any changes to the principal investment strategies of the Fund as a result of the Transaction. The Board also considered that there were not expected to be any changes to the Fund’s custodian or other service providers as a result of the Transaction. The Board also considered that Franklin Templeton’s distribution capabilities, particularly with respect to retail investors, and significant network of intermediary relationships may provide additional opportunities for the Fund to grow assets and lower expense ratios by spreading expenses over a larger asset base.

The Board also considered its knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager, the Subadviser and Western Asset, and the quality of the Manager’s administrative and other services. The Board considered information received at regular meetings throughout the year, including the policies and practices of the Subadviser regarding the selection of brokers and dealers and the execution of portfolio transactions for the Fund. The Board also considered the reputation, experience, financial strength and resources of Franklin Templeton and its investment advisory subsidiaries. The Board considered that on a regular basis it received and reviewed information from the Manager and the Fund’s Chief Compliance Officer regarding the compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act for the funds in the Legg Mason fund complex, including liquidity management programs and cybersecurity programs. The Board also considered information about Franklin Templeton’s compliance and risk management programs.

The Board noted that it had reviewed the qualifications, backgrounds and responsibilities of the senior personnel currently serving the Fund and had met and reviewed the backgrounds and qualifications of the senior personnel of Franklin Templeton responsible for the management of the advisory business. The Board considered that Legg Mason had put in place retention incentives for key personnel at the Manager until the closing of the Transaction and Franklin Templeton had provided long-term retention mechanisms for

QS International Equity Fund	49

Board approval of new management and

new subadvisory agreements (unaudited) (cont’d)

certain personnel, and that Franklin Templeton had represented that there were not expected to be any changes in the portfolio management personnel managing the Fund as a result of the Transaction. The Board considered Franklin Templeton’s and the Manager’s commitment to an effective transition and to continued high quality investment management and shareholder services following the Transaction.

The Board received and reviewed performance information for the Fund and for a group of funds (the “Performance Universe”) selected by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data. The Board was provided a description of the methodology Broadridge used to determine the similarity of the Fund to the funds included in the Performance Universe. The Broadridge data also included a comparison of the Fund’s performance to the Fund’s designated benchmark index. The Board noted that although useful, the data provided by Broadridge may vary depending on the year-end dates selected and the selection of a peer group and, therefore, recognized its limitations. In addition, the Board noted that it had received and discussed at periodic intervals information comparing the Fund’s performance to that of its Performance Universe and benchmark index, as well as other performance measures, such as Morningstar rankings, and had met with the Fund’s portfolio managers at in-person meetings during the year.

The Board noted that the Fund’s performance for the one- and three-year periods ended December 31, 2019 placed the Class I Shares in the fourth quintile (the first quintile being the best performers and the fifth quintile being the worst performers) and the Fund’s performance for the five- and ten-year periods ended December 31, 2019 placed the Class I Shares in the third quintile. The Board also reviewed updated performance information. In addition, based on their review of materials provided and assurances received, the Board determined that the Transaction was not expected to affect adversely the nature, extent and quality of services provided. The Board noted that its evaluation of the factors of the nature, extent and quality of services and performance led it to conclude that it was in the best interests of the Fund to approve the Agreements.

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”), payable by the Fund to the Manager in light of the nature, extent and quality of the management and subadvisory services provided by the Manager and the Subadviser, respectively. The Board considered that it had reviewed the Fund’s Contractual Management Fee and total expense ratio in connection with its consideration of the Existing Agreements during the 2019 contract renewal process and that the new Management Agreement did not change the Fund’s management fee rate or the computation method for calculating such fees. The Board reviewed the investment advisory and subadvisory fees, noting that the Manager, and not the Fund, pays the fee to the Subadviser and would pay the fee to Western Asset. In addition, the Board reviewed and

50	QS International Equity Fund

considered the actual management fee rate (after taking into account fees waived by the Manager which partially reduced the management fee owed to the Manager under the Management Agreement) (the “Actual Management Fee”). The Board also considered that the contractual expense waiver continued until December 31, 2021 and Franklin Templeton’s statement that it had no current intention to change the waiver after its expiration. Based on their review of the materials provided and the assurances they had received from Franklin Templeton and Legg Mason, the Board determined that the Transaction would not increase the total fees payable by the Fund for management services.

The Board received and reviewed an analysis of Legg Mason complex-wide management fees for funds with a similar strategy provided by the Manager, which, among other things, set out a framework of fees based on asset classes. The Manager reviewed with the Board the differences in services provided to these different types of accounts, including that the Fund is provided with certain administrative services, office facilities, and Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences in management of these different types of accounts and the differences in associated risks borne by the Manager.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee, Actual Management Fee and the Fund’s overall expense ratio with those of a group of funds selected by Broadridge as comparable to the Fund and with a broader universe of funds also selected by Broadridge. With respect to the Fund, the Board noted that for the Class I Shares the Contractual Management Fee was at the median of the Broadridge expense group (third quintile) and the Actual Management Fee was higher than the median of the Broadridge expense group (fourth quintile) and the actual total expense ratio was higher than the Broadridge expense group median (fourth quintile) and lower than the expense universe median (third quintile) (the first quintile being the lowest fees and the fifth quintile being the highest fees). It was noted that, while the Board has found the Broadridge data generally useful, they recognized its limitations, including that the data may vary depending on the selection of the peer group.

The Board was provided an overview of the process followed in conducting the profitability study and received an updated report on the profitability of Legg Mason in providing services to the Fund, based on financial information and business data for the 12 months ended March 31, 2019, which corresponds to Legg Mason’s fiscal year end, and for the period from September 2019 to February 2020. The Board also received certain information showing historical profitability for fiscal years 2016 through 2019. The Board noted that it previously had received a report from the independent consultant engaged by Legg Mason to assess the methodologies used by Legg Mason for its profitability study in connection

QS International Equity Fund	51

Board approval of new management and

new subadvisory agreements (unaudited) (cont’d)

with its review of the Existing Agreements. The Board considered the profitability study along with the other materials previously provided to the Board and concluded that the profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets have grown and whether the Fund has appropriately benefited from any economies of scale. Among other information, the Board reviewed management fee reductions due to waivers and breakpoints during Legg Mason’s 2016 through 2019 fiscal years and for the pro forma fiscal year 2020. The Board noted that Franklin Templeton and Legg Mason expected to realize cost savings from the Transaction based on synergies of operations, as well as to benefit from possible growth of the funds resulting from enhanced distribution capabilities. However, they noted that other factors could also affect profitability and potential economies of scale, and that it was not possible to predict with any degree of certainty how the Transaction would affect the Manager’s profitability from its relationship with the Fund, nor to quantify at this time any possible future economies of scale. The Board noted they will have the opportunity to periodically re-examine such profitability and any economies of scale going forward. The Board also considered the potential benefits to shareholders from being part of a combined fund family with Franklin Templeton-sponsored funds and having access to a greater array of investment opportunities. Given the asset size of the Fund and the complex, the fee waivers and the currently existing breakpoints, the Board concluded that any economies of scale currently being realized were appropriately being reflected in the Actual Management Fee paid by the Fund.

The Board considered other benefits received by the Manager and its affiliates as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders, enhanced industry recognition and the potential for reduced vendor pricing. The Board also considered that Franklin Templeton may derive reputational and other benefits from its ability to use the Legg Mason investment affiliates’ names in connection with operating and marketing the funds. The Board considered that the Transaction would significantly increase Franklin Templeton’s assets under management and expand Franklin Templeton’s investment capabilities. The Board noted that Franklin Templeton and Legg Mason, as a result of the potential benefits derived from the Transaction, have a financial interest in the matters that were being considered. The Board also took note of information provided regarding amounts received by the Fund’s distributor and intermediary arrangements.

The Board considered that the senior management team at Legg Mason expressed support for the Transaction and Legg Mason recommended that the Board approve the Agreements. The Board also considered that, under the Transaction Agreement, Franklin Templeton has

52	QS International Equity Fund

acknowledged that Legg Mason had entered into the Transaction Agreement in reliance upon the benefits and protections provided by Section 15(f) of the 1940 Act, and that Franklin Templeton represented to the Board that it would conduct its business such that (a) for a period of not less than three years after the closing of the Transaction no more than 25% of the members of the Board shall be “interested persons” (as defined in the 1940 Act) of any investment adviser of the Fund, and (b) for a period of not less than two years after the closing, neither Franklin Templeton nor any of its affiliates shall impose an “unfair burden” (within the meaning of the 1940 Act) on the Fund as a result of the transactions contemplated by the Transaction Agreement.

After consideration of the factors described above as well as other factors, and in the exercise of their business judgment, the Board, including the Independent Trustees, concluded that the Agreements for the Fund, including the fees payable thereunder, were fair and reasonable and that entering into the Agreements for the Fund was in the best interests of the Fund’s shareholders, and the Board voted to approve the Agreements and to recommend that shareholders approve the Agreements.

QS International Equity Fund	53

Additional shareholder information (unaudited)

Results of special meeting of shareholders

On July 14, 2020 a special meeting of shareholders was held for the following purposes: 1) to approve a new management agreement between the Fund and its investment manager; and 2) to approve a new subadvisory agreement with respect to each of the Fund’s subadvisers. The following table provides the number of votes cast for or against, as well as the number of abstentions and broker non-votes as to each matter voted on at the special meeting of shareholders. Each item voted on was approved.

Item Voted On	Voted For	Voted Against	Abstentions	Broker Non-Votes
To Approve a New Management Agreement with Legg Mason Partners Fund Advisor, LLC	161,965,111.398	1,292,171.561	3,298,564.542	0
To Approve a New Subadvisory Agreement with QS Investors, LLC	161,473,985.474	1,533,308.740	3,548,553.287	0
To Approve a New Subadvisory Agreement with Western Asset Management Company, LLC	161,706,765.893	1,490,316.961	3,358,764.647	0

54	QS International Equity Fund

Statement regarding liquidity risk management program (unaudited)

As required by law, the fund has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the fund could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the fund. Legg Mason Partners Fund Advisor, LLC (the “Manager”), the fund’s manager, is the administrator of the Program. The Manager has established a liquidity risk management committee (the “Committee”) to administer the Program on a day-to-day basis.

The Committee, on behalf of the Manager, provided the fund’s Board of Trustees with a report that addressed the operation of the Program, assessed its adequacy and effectiveness of implementation, including, if applicable, the operation of any highly liquid investment minimum (“HLIM”), and described any material changes that had been made to the Program or were recommended (the “Report”). The Report covered the period from December 1, 2018 through December 31, 2019 (the “Reporting Period”).

The Report confirmed that there were no material changes to the Program during the Reporting Period and that no changes were recommended.

The Report also confirmed that, throughout the Reporting Period, the Committee had monitored the fund’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.

The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program:

Assessment, Management, and Periodic Review of Liquidity Risk. The Committee reviewed the fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that the fund’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the fund held less liquid and illiquid assets and the extent to which any such investments affected the fund’s ability to meet redemption requests. In managing and reviewing the fund’s liquidity risk, the Committee also considered the extent to which the fund’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the fund uses borrowing for investment purposes, and the extent to which the fund uses derivatives (including for hedging purposes). The Committee also reviewed the fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing the fund’s cash flow projections, the Committee considered, among other factors, historical net redemption activity, redemption policies, ownership concentration, distribution channels, and the degree of certainty associated with the fund’s short-term and long-term cash flow projections. The Committee also considered the fund’s holdings of cash and cash equivalents, as well as borrowing arrangements and other

QS International Equity Fund	55

Statement regarding liquidity risk management program (unaudited) (cont’d)

funding sources, including, if applicable, the fund’s participation in a credit facility, as components of the fund’s ability to meet redemption requests.

Liquidity Classification. The Committee reviewed the Program’s liquidity classification methodology for categorizing the fund’s investments into one of four liquidity buckets. In reviewing the fund’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.

Highly Liquid Investment Minimum. The Committee performed an analysis to determine whether the fund is required to maintain a Highly Liquid Investment Minimum, and determined that no such minimum is required because the fund primarily holds highly liquid investments.

Compliance with Limitation on Illiquid Investments. The Committee confirmed that during the Reporting Period, the fund did not acquire any illiquid investment such that, after the acquisition, the fund would have invested more than 15% of its assets in illiquid investments that are assets, in accordance with the Program and applicable SEC rules.

Redemptions in Kind. The Committee confirmed that no redemptions in-kind were effected by the fund during the Reporting Period.

The Report stated that the Committee concluded that the Program is reasonably designed and operated effectively to assess and manage the fund’s liquidity risk throughout the Reporting Period.

56	QS International Equity Fund

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of QS International Equity Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†

Ruby P. Hearn

Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Senior Vice President Emerita of The Robert Wood Johnson Foundation (non-profit) (since 2001); Member of the National Academy of Medicine (formerly known as the Institute of Medicine) (since 1982); formerly, Trustee of the New York Academy of Medicine (2004 to 2011); Director of the Institute for Healthcare Improvement (2002 to 2011); Senior Vice President of The Robert Wood Johnson Foundation (1996 to 2001); Fellow of The Yale Corporation (1992 to 1998)
Number of funds in fund complex overseen by Trustee	20
Other board memberships held by Trustee during the past five years	None

Arnold L. Lehman

Year of birth	1944
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	Since 1982 and since 2015
Principal occupation(s) during the past five years	Senior Advisor, Phillips (auction house) (since 2015); formerly, Fellow, Ford Foundation (2015 to 2016); Director of the Brooklyn Museum (1997 to 2015)
Number of funds in fund complex overseen by Trustee	20
Other board memberships held by Trustee during the past five years	Trustee of American Federation of Arts (since 2002)

QS International Equity Fund	57

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

Robin J.W. Masters
Year of birth	1955
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during the past five years	Retired; formerly, Chief Investment Officer of ACE Limited (insurance) (1986 to 2000)
Number of funds in fund complex overseen by Trustee	20
Other board memberships held by Trustee during the past five years	Director of HSBC Managed Portfolios Limited, HSBC Corporate Money Funds Limited and HSBC Specialist Funds Limited (since 2020); formerly, Director of Cheyne Capital International Limited (investment advisory firm) (2005 to 2020); Director/ Trustee of Legg Mason Institutional Funds plc, Western Asset Fixed Income Funds plc and Western Asset Debt Securities Fund plc. (2007 to 2011)

Jill E. McGovern

Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during the past five years	Senior Consultant, American Institute for Contemporary German Studies (AICGS) (since 2007); formerly, Chief Executive Officer of The Marrow Foundation (non-profit) (1993 to 2007); Executive Director of the Baltimore International Festival (1991 to 1993); Senior Assistant to the President of The Johns Hopkins University (1986 to 1990)
Number of funds in fund complex overseen by Trustee	20
Other board memberships held by Trustee during the past five years	Director of International Biomedical Research Alliance (2002 to 2010); Director of Lois Roth Endowment (2005 to 2012)

Arthur S. Mehlman

Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during the past five years	Retired. Director, The University of Maryland Foundation (since 1992); formerly, Director, The League for People with Disabilities (2003 to 2017); Director, Municipal Mortgage & Equity LLC (2004 to 2011); Partner (1972 to 2002), Partner-in-Charge of the Audit Practice for Baltimore and Washington offices (1998 to 2001), and Managing Partner of the Baltimore office (1992 to 1995) at KPMG LLP (international accounting firm)
Number of funds in fund complex overseen by Trustee	Trustee of all Legg Mason Funds consisting of 20 portfolios; Director/Trustee of the Royce Family of Funds consisting of 22 portfolios
Other board memberships held by Trustee during the past five years	Director of Municipal Mortgage & Equity, LLC. (2004 to 2011)

58	QS International Equity Fund

Independent Trustees† (cont’d)

G. Peter O’Brien
Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during the past five years	Retired. Trustee Emeritus of Colgate University (since 2005); Board Member, Hill House, Inc. (residential home care) (since 1999); formerly, Board Member, Bridges School (pre-school) (2006 to 2017); Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971 to 1999)
Number of funds in fund complex overseen by Trustee	Trustee of all Legg Mason funds consisting of 20 portfolios; Director/Trustee of the Royce Family of Funds consisting of 22 portfolios
Other board memberships held by Trustee during the past five years	Director of TICC Capital Corp. (2003 to 2017)

S. Ford Rowan

Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during the past five years	Consultant to University of Maryland University College (since 2013); formerly, Chairman, National Center for Critical Incident Analysis (2004 to 2018); Lecturer in Organizational Sciences, George Washington University (2000 to 2014); Trustee, St. John’s College (2006 to 2012); Consultant, Rowan & Blewitt Inc. (management consulting) (1984 to 2007); Lecturer in Journalism, Northwestern University (1980 to 1993); Director, Santa Fe Institute (1999 to 2008)
Number of funds in fund complex overseen by Trustee	20
Other board memberships held by Trustee during the past five years	None

QS International Equity Fund	59

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

Robert M. Tarola
Year of birth	1950
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	President of Rights Advisory LLC (corporate finance and governance consulting) (since 2008); Member, Investor Advisory Group of the Public Company Accounting Oversight Board (since 2009); formerly, Chief Financial Officer, Little Company of Mary Hospital and Health Care Centers (healthcare provider network) (2018); Executive Vice President and Chief Financial Officer, Southcoast Health System, Inc. (healthcare provider network) (2015 to 2017); Senior Vice President and Chief Financial Officer of The Howard University (higher education and health care) (2009 to 2013); Senior Vice President and Chief Financial Officer of W.R. Grace & Co. (specialty chemicals) (1999 to 2008); Chief Financial Officer of MedStar Health, Inc. (healthcare) (1996 to 1999); Partner, PriceWaterhouse, LLP (accounting and auditing) (1984 to 1996)
Number of funds in fund complex overseen by Trustee	20
Other board memberships held by Trustee during the past five years	Director of American Kidney Fund (renal disease assistance) (since 2008); Director and Board Chair of XBRL International, Inc. (global data standard setting) (since 2015); Director of Vista Outdoor, Inc. (consumer recreation products) (since 2015); formerly, Director of TeleTech Holdings, Inc. (business processing outsourcing) (2008 to 2018)
Interested Trustee and Officer

Jane Trust, CFA[3]
Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 150 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); Senior Vice President of LMPFA (2015)
Number of funds in fund complex overseen by Trustee	147
Other board memberships held by Trustee during the past five years	None

60	QS International Equity Fund

Additional Officers

Christopher Berarducci Legg Mason 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1974
Position(s) with Trust	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2010 and 2019
Principal occupation(s) during the past five years	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020); Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

Marc A. De Oliveira* Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1971
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Associate General Counsel of Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Senior Associate General Counsel of Franklin Templeton (since 2020); Secretary of LMPFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

QS International Equity Fund	61

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)

Ted P. Becker Legg Mason 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of LMPFA (since 2006); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Director of Global Compliance at Legg Mason, Inc. (2006 to 2020); Managing Director of Compliance of Legg Mason & Co. (2005 to 2020)

Susan Kerr Legg Mason 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Senior Compliance Analyst, Franklin Templeton (since 2020); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer (since 2012), Senior Compliance Officer (since 2011) and Assistant Vice President (since 2010) of Legg Mason Investor Services, LLC (“LMIS”); formerly, Assistant Vice President of Legg Mason & Co. (2010 to 2020)

Jenna Bailey Legg Mason 100 First Stamford Place, 5th Floor, Stamford, CT 06902

Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Compliance Analyst of Franklin Templeton (since 2020); Identity Theft Prevention Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2015); formerly, Compliance Officer of Legg Mason & Co. (2013 to 2020); Assistant Vice President of Legg Mason & Co. (2011 to 2020)

62	QS International Equity Fund

Additional Officers (cont’d)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020); Senior Vice President of LMFAM (2013 to 2015)

†

Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”). Each of the Independent Trustees serves on the standing committees of the Board of Trustees, which include the Audit Committee (chair: Arthur S. Mehlman), the Nominating Committee (co-chairs: G. Peter O’Brien and Jill E. McGovern), and the Independent Trustees Committee (chair: Arnold L. Lehman).

*	Effective September 10, 2020, Mr. De Oliveira became Secretary and Chief Legal Officer.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

QS International Equity Fund	63

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended September 30, 2020:

Record date:	12/4/2019
Payable date:	12/5/2019
Ordinary Income:
Qualified Dividend Income for Individuals	100.00%
Foreign Source Income*	94.15%
Foreign Taxes Paid Per Share	$0.044386
Long-Term Capital Gain Dividend	$0.077770

*	Expressed as a percentage of the cash distribution grossed-up for foreign taxes.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

64	QS International Equity Fund

QS

International Equity Fund

Trustees

Ruby P. Hearn

Arnold L. Lehman

Chairman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

QS Investors, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

The Bank of New York Mellon

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

QS International Equity Fund

The Fund is a separate investment series of Legg Mason Global Asset Management Trust, a Maryland statutory trust.

QS International Equity Fund

Legg Mason Funds

620 Eighth Avenue, 47th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of QS International Equity Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2020 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-877-721-1926.

Revised April 2018

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2020 Legg Mason Investor Services, LLC Member FINRA, SIPC

LMFX013157 11/20 SR20-4007

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Arthur S. Mehlman the Chairman of the Board’s Audit Committee and Robert M. Tarola, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Mehlman and Mr. Tarola as the Audit Committee’s financial experts. Mr. Mehlman and Mr. Tarola are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending September 30, 2019 and September 30, 2020 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $336,010 in September 30, 2019 and $322,330 in September 30, 2020.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $3,000 in September 30, 2019 and $0 in September 30, 2020.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Global Asset Management Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Period.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in September 30, 2019 and $0 in September 30, 2020. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by to the service affiliates during the Reporting Periods that required pre-approval by the Audit Auditors Committee.

d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor were $0 in September 30, 2019 and $0 in September 30, 2020, other than the services reported in paragraphs (a) through (c) of this item for the Legg Mason Global Asset Management Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Global Asset Management Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)

(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Global Asset Management Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for September 30, 2019 and September 30, 2020; Tax Fees were 100% and 100% for September 30, 2019 and September 30, 2020; and Other Fees were 100% and 100% for September 30, 2019 and September 30, 2020.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Global Asset Management Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Global Asset Management Trust during the reporting period were $386,151 in September 30, 2019 and $1,105,712 in September 30, 2020.

(h) Yes. Legg Mason Global Asset Management Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Global Asset Management Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit  99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Global Asset Management Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: November 24, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: November 24, 2020

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date: November 24, 2020